UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014
VANTAGESOUTH BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36009	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 659-9000
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ x ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 22, 2014, VantageSouth Bancshares, Inc. (the “Company”), Yadkin Financial Corporation (“Yadkin”), and Piedmont Community Bank Holdings, Inc. (“Piedmont”) entered into a First Amendment to the Agreement and Plan of Merger dated January 27, 2014, by and among the Company, Yadkin, and Piedmont (the “Merger Agreement”). The First Amendment to the Merger Agreement amends the form of bylaws amendment attached thereto to provide that only directors who are not officers of the Company may vote to modify or terminate the employment agreements of, or to fill a vacancy created by, Messrs. Joseph H. Towell, who will be the Executive Chairman of the combined company, or Scott M. Custer, who will be the Chief Executive Officer of the combined company, following the consummation of the mergers of the Company and Piedmont with and into Yadkin.

A copy of the amendment is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Additional Information for Stockholders

In connection with the proposed merger, Yadkin has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a preliminary Joint Proxy Statement of the Company and Yadkin, as well as other relevant documents concerning the proposed transaction. This document is not yet final and will be amended. STOCKHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the Joint Proxy Statement, as well as other filings containing information about the Company and Yadkin, may be obtained at the SEC’s Internet site (www.sec.gov). In addition, free copies of documents filed by the Company with the SEC may be obtained on the Company’s website at www.vantagesouth.com. Free copies of documents filed by Yadkin with the SEC may be obtained on Yadkin’s website www.YadkinBank.com.

The Company and Yadkin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Yadkin’s stockholders in connection with this transaction. Information about the directors and executive officers of the Company and Yadkin and information about other persons who may be deemed participants in this solicitation is included in the preliminary Joint Proxy Statement and also will be included in the final Joint Proxy Statement. Information about the Company’s executive officers and directors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 13, 2014. Information about Yadkin’s executive officers and directors can be found in Yadkin’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 28, 2014. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the preliminary Joint Proxy Statement and also by reading the final Joint Proxy Statement regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
Exhibit 2.1	First Amendment to the Merger Agreement dated April 22, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGESOUTH BANCSHARES, INC.
(Registrant)

April 25, 2014	By:	/s/ Terry S. Earley
(Date)		Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	First Amendment to the Merger Agreement dated April 22, 2014.